SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2000

                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON                         1-14667              91-1653725
(State or other jurisdiction        (Commission File No.)      (IRS Employer
   of incorporation)                                         Identification No.)

                  1201 Third Avenue, Seattle, Washington 98101
                     (Address of principal executive office)

                                 (206) 461-2000
               (Registrant's telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

99.1 Printed materials from slide presentation made by management to investors and analysts on August 21, 2000 relating to the merger agreement between Washington Mutual, Inc. and Bank United Corp.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WASHINGTON MUTUAL, INC.


                                                 By: /s/ James Fitzgerald
                                                     James Fitzgerald
                                                     Vice President